UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 27, 2005
(Date of earliest event reported)

SBC COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8610 (Commission File Number)	43-1301883 (IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas (Address of Principal Executive Offices)	78205 (Zip Code)

(210) 821-4105
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Throughout this document, the Registrant, SBC Communications Inc., is referred to as “we” or “SBC.”

SBC is filing this Current Report on Form 8-K in order to incorporate by reference into its registration statements, including, without limitation, Registration Statements on Form S-3 (File Nos. 333-105774 and 333-118476), information about its pending acquisition of AT&T Corp. (“AT&T”). The AT&T Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in SBC’s filings with the Securities and Exchange Commission. SBC disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	AT&T Corp. Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. The material set forth in the exhibits to the Form 10-Q is not attached hereto or included as an exhibit and is not being incorporated herein by reference.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC COMMUNICATIONS INC.
Date: May 27, 2005	By:	/s/ John J. Stephens
John J. Stephens
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	AT&T Corp. Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. The material set forth in the exhibits to the Form 10-Q is not attached hereto or included as an exhibit and is not being incorporated herein by reference.